UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Tivic Health Systems Inc. (the “Company”) convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) being held to consider and vote on the following items:

(1)
the election of one Class II director to the Company’s board of directors (the “Board”);
(2)
an amendment to the Company’s amended and restated certificate of incorporation to effect, at the discretion of the Board, a reverse stock split of all of the Company’s issued and outstanding shares of commons stock at a ratio of not less than 1-for-5 and not greater than 1-for-30, such ratio to be determined by the Board at any time within twelve months, without further approval or authorization of the Company’s stockholders;
(3)
the ratification of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and
(4)
a proposal to authorize the Company’s Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date, if necessary or appropriate to solicit additional proxies in favor of the foregoing proposals (the “Adjournment Proposal”).

The foregoing proposals are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 24, 2023, which information is incorporated herein by reference.

At the close of business on April 13, 2023, the record date for the Annual Meeting, there were 29,677,734 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 15,223,926 of the Company’s 29,677,734 outstanding shares of common stock entitled to vote as of the record date, or approximately 51.3%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

Due to difficulties securing votes from a significant number of the Company’s stockholders, the Company elected to adjourn the Annual Meeting, without conducting any business except as described below, in order to allow additional time for stockholders to vote on proposals 1 through 3 set forth above. The sole proposal presented to stockholders and voted on at the Annual Meeting on June 6, 2023 was the Adjournment Proposal, which was approved by the Company’s stockholders.

The votes cast at the Annual Meeting with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,272,410	897,725	53,791	-

Accordingly, the Annual Meeting was adjourned, with respect to proposals 1 through 3, to 1:00 p.m. Pacific Standard Time, on June 14, 2023, via the Internet. The Company’s stockholders of record as of the Record Date will continue to be entitled to vote at the reconvened Annual Meeting. Stockholders may attend the Annual Meeting at the website address www.virtualshareholdermeeting.com/TIVC2023.

Item 7.01 Regulation FD Disclosure.

On June 9, 2023, the Company issued a press release announcing the Company’s adjournment of the Annual Meeting on June 6, 2023 and the date and time of the adjourned meeting. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 9, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	June 9, 2023	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer